Exhibit 99.1

Exhibit 99.1

Business and Financial Update

Peter Oleksiak, Vice President, Controller and Investor Relations April 3-4, 2012

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2011 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as “probable reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2011 Form 10-K and 2011 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

2

Investment Thesis

DTE Energy has a plan it believes will provide 5%-6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

- Utility growth plan driven by mandated investments

- Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns

- Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability

- Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography

3

DTE Energy is an Integrated Energy Company

Strong, Stable and Growing Utilities

~80% of DTE Energy’s 2011 Earnings

Detroit Edison

•	Electric generation and distribution
•	2.1 million customers
•	Fully regulated by Michigan Public Service Commission (MPSC)

MichCon

•	Natural gas distribution
•	1.2 million customers
•	Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy’s 2011 Earnings

Gas Storage & Pipelines

Transport and store natural gas

Power & Industrial Projects

Own and operate energy related assets

Energy Trading

Generate economic value and provide strategic benefits

Unconventional Gas Production

Production of shale natural gas and oil in Texas

•	Long-Term Growth Strategy
•	2012 Outlook

DTE Energy Earnings Growth

Targeting 5%-6% Long-Term Operating EPS Growth From 2012 Guidance Midpoint

DTE Energy Operating Earnings Per Share*

Guidance

$3.80**

$3.73

$3.60

$3.30

$2.89

2008A 2009A 2010A 2011A 2012E 2013E 2014E 2015E

CAGR = ~7% 5% -6% CAGR from 2012 Midpoint

* Reconciliation to GAAP reported earnings included in the appendix

** Midpoint of $3.65-$3.95 range

Detroit Edison Investment Profile, 2012 – 2016

Base Infrastructure*

~$4 billion

Investments to ensure reliability of generation fleet and distribution systems. $785 million investment in 2012

Environmental Compliance $1.3—$1.8 billion

Investments to meet evolving environmental requirements $255 million investment in 2012

Renewable Energy & Energy Efficiency $900 million

Renewable generation to meet Michigan RPS $235 million investment in 2012

* Includes AMI, Ludington expansion and other investments

Detroit Edison

Renewable Energy Update

Gratiot Wind Energy

First Spinning Detroit Edison Turbine, Nov. 2011

212 MW operational in March 2012

102 MW (64 turbines) owned and operated by Detroit Edison

Michigan Thumb Wind Projects

Foundation Construction for Wind Turbine

Construction underway on three wind parks, totaling 110 MW

Targeting completion by end of 2012 $250 million capital investment

MichCon Investment Profile, 2012 – 2016

Base Capital $675 million

Strengthen and expand distribution system Transmission pipeline integrity $155 million investment in 2012

Main Renewa $250 million

670 mile main replacement over 10 years ($500 million total capital investment) Plan to file for capital recovery mechanism.$40 million investment in 2012

Meter Move - out $115 million

Move out ~27,000 meters per year Improves customer service $20 million investment in 2012

Gas Storage & Pipeline: Development of Marcellus Shale Provides Future Growth Opportunities

Storage Assets

Empire

Corning

Bluestone Pipeline Interests

Solid Operating Earnings* Growth

~$100

$57*

$57-60

2011A

2012E 2013E 2014E 2015E 2016E

Millennium Mainline Expansions

Late 2012 and 2013

Expand capacity ~50% to 0.8 Bcf/d

Economic to expand to 1.5 Bcf/d

Bluestone Pipeline & Gathering

$280 million investment

In-service 2012

Investigating additional lateral & gathering opportunities

Power & Industrial Projects: Earnings Potential of $125 Million by 2016

Earnings* potential of $125 million by 2016

($millions) ~$125

$45—$55

$38*

2011A 2012E 2013E 2014E 2015E 2016E

2016 Target

New Project

~$25

Development

Renewable

~$35

Energy

Reduced

~$60

Emissions Fuel

Industrial Energy

~$75

Services

Corporate allocations, ~($70) interest and overheads

*Reconciliation to GAAP reported earnings included in the appendix

Power & Industrial Projects

Reduced Emission Fuels Development Update

Significant value and strong contribution for next 10 years

2011 Status

3 units in service at Detroit Edison plants

2 units constructed and in service at two midwest utilities

4 units available for relocation

Under $5 million contribution

2012 Plan

Optimize operations and throughput at 5 units in service

Relocate 4 units

Expected to contribute

~$30 million

2013 – 2021 Outlook

9 units in operation

Average annual contribution of

~$50 million

Long-Term Growth Strategy

2012 Outlook

Michigan Economy Continues to Show Signs of Improvement

% Michigan Unemployment

14 Declining*

12

10

8

6

4

Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Jan-12

* Source: Bureau of Labor Statistics

(000’s) Michigan Auto Production

2,000 Increasing*

1,500 Chrysler

1,000 GM

500

Ford

0

2009 2010 2011

* Source: IHS Automotive

Detroit Edison Sales

improving

(Temperature Normal Territory Sales – GWh)

53,770

48,280 49,894

Other

Industrial

Commercial

Residential

2007 2009 2011

2011 includes 1% cumulative reduction

(~500GWh) from Energy Efficiency initiatives

1Q 2012 Warmest on Record

24% Fewer HDDs 1Q 2012* Normal 3,230**

Jan-Mar* HDD’s

3,500 3,000 2,500 2,000 1,500 1,000

1962 1967 1972 1977 1982 1987 1992 1997 2002 2007 2012*

Business Unit Impacts

MichCon

~($20) million operating earnings impact vs. normal in 1Q 2012

Will work to offset unfavorable weather throughout balance of year

Energy Trading

Unprecedented warm weather pressuring 1Q 2012 earnings

Lower volumes on utility full requirements contracts

Low gas/power prices

Look for opportunities across portfolio of businesses to help offset unfavorable 1Q 2012 weather

*Data source: National Oceanic and Atmospheric Administration – 2012 vs. normal for Metro Detroit; 2012 actual through 3/27/2012 **Normal HDDs based on 30 year weather (1971-2000)

HDDs (Heating Degree Days) = number of degrees a day’s average temperature is below 65°

Continuous Improvement Efforts Offsetting Inflation and Other Costs

Utility Operations and Maintenance Expense*

($ millions)

~$1,900

~$350

$1,635 Target

$1,550 ~$1,590** $1,550

2005 2006 2007 2008 2009 2010 2011 2012E

Utility O&M reduction of $85 million from 2005 to 2012E

*Excludes bad debt expense, energy efficiency and renewable energy

**Includes $40 million of higher storm costs vs. 2010

2012 Operating Earnings Guidance*

2011 2012

(millions, except EPS) Actual* Guidance*

Detroit Edison $443 $438 - $448

MichCon 110 110 - 115

Gas Storage & Pipelines 57 57 - 60

Unconventional Gas (6) 0

Production

Power & Industrial 38 45 - 55

Projects

Energy Trading 52 30 - 50

Corporate & Other (61) (54)

DTE Energy $633 $626 - $674

Operating EPS $3.73 $3.65 - $3.95

Avg. Shares Outstanding 170 171

*	Reconciliation to GAAP reported earnings included in the appendix

2012 Drivers

Full year rate order impact at lower ROE, 2011 one-time tax items and increased earnings from renewable investments Continued cost control to offset 1Q unfavorable weather; 2Q rate case filing Modest incremental earnings from existing projects; more significant growth begins in 2013 from new projects

Targeting monetization

Incremental earnings from REF

Unprecedented 1Q warm weather pressuring 2012 earnings; balance of year assumed at historical levels

Primarily lower interest expense

DTE Energy

2012 Cash Flow Guidance

Cash Flow Summary

(billions)

2011 2012

Actual Guidance

Cash From Operations $2.0 $1.9

Capital Spending (1.5) (1.9)

Free Cash Flow $0.5 $0.0

Asset Sales $0.0 $0.3

Dividends (0.4) (0.4)

Net Cash $0.1 ($0.1)

Debt ($0.1) $0.1

Equity issued for employee benefit programs is considered

non-cash and not included in financing activities

2012 Drivers

2012 cash from operations slightly lower than

2011 driven by higher VEBA contributions and federal tax payments

2012 capital spending driven by $300 million increased non-utility investment

Projecting ~$300 million equity issuance in 2012; focus on internal mechanisms

DTE Energy

2012 Capital Expenditure Guidance

Capital Expenditures Summary

(millions)

2011 2012

Actual Guidance

Detroit Edison

Operational $688 $785

Environmental 186 255

Renewable Energy 328 235

$1,202 $1,275

MichCon

Operational $155 $155

Main Renewal /

Meter Move-out 25 60

$180 $215

Non-Utility $146 $430

Total $1,528 $1,920

2012 Drivers

Detroit Edison

Increased operational investment for improved generation and distribution reliability

Higher environmental capital for scrubbers at Monroe Power Plant

Gratiot Wind Energy turbines placed in service late 2011

MichCon

Higher capital for main renewal and meter relocation projects

Non-Utility

Increased capital investment driven by Bluestone and various Power & Industrial projects

Strong Balance Sheet Supports Growth

Leverage*

Target

50%—52%

51% 51% 50%

2010 2011 2012E

Funds from Operations / Debt*

Target

22%—24%

28% 24% 22%

2010 2011 2012E

A strong balance sheet remains a key priority

Leverage and cash flow metrics within targeted ranges

Refinanced over $1 billion of debt in 2011, generating annual interest savings of over $25 million

Closed on $1.8 billion 5-year credit facilities in October 2011

– $1.4 billion of available liquidity at year-end 2011

*Debt excludes securitization, a portion of MichCon’s short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity

Dividend is Well Supported

Dividend Yield (as of March 2012)

6% 5% 4% 3% 2% 1% 0%

POM

TEG

TE

UIL

VVC

DUK

WR

PGN

PNW

SCG

CMS POR DTE

SO GXP LNT

ED CNP PCG XEL NST WEC NVE

IDA NU CNL

4.3%

DTE Energy Annualized Dividend

5.3% CAGR

$2.12

$2.24

$2.35

2009

2010

2011

Payout ratio in-line with 60%—70% target

Future increases supported by targeted 5%—6% operating EPS growth

Summary

1Q 2012 weather warmest on record (measured in HDDs). Will work to offset MichCon earnings impact through continued cost control

Targeting midpoint of DTE guidance range; Look for opportunities to offset unfavorable 1Q 2012 weather

Continue to drive to top quartile cost and operating performance across all business units

MichCon planning 2Q 2012 rate case filing

Execute non-utility growth plans at Gas Storage & Pipelines (Bluestone) and Power & Industrial Projects (REF)

Targeting 5%-6% long-term earnings per share growth

Contact Us

DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Michigan Public Service Commission (MPSC)

The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.

Commissioners are appointed to serve staggered six-year terms.

No more than two Commissioners may represent the same political party.

One commissioner is designated as chairman by the Governor.

John Quackenbush

Chairman

Appointed: 9/15/11

Term Ends: 7/2/17 (Republican)

Orjiakor Isiogu

Commissioner

Appointed: 9/9/07

Term Ends: 7/2/13 (Democrat)

Greg White

Commissioner

Appointed: 12/4/09

Term Ends: 7/2/15 (Independent)

Source: MPSC website—www.michigan.gov/mpsc—Jan. 2010

Gas Storage & Pipeline: Overview

Storage Assets

Pipeline Interests

Vector Pipeline – 40%

Fully contracted (6 year avg. term)

348 miles of pipe; 120,000 H.P. of compression at five stations

Millennium Pipeline – 26.25%

100% contracted (> 10 year avg. term)

222 miles of pipe; 15,000 H.P. of compression

DTE Gas Storage

Fully contracted (6 year avg. term)

90 Bcf of storage capacity in Michigan

26,200 H.P. of compression

Michigan Gathering Assets

Comprised of MichCon Lateral and

MichCon Gathering Companies

Two systems: One designed to handle liquid rich gas and the other for dry production gas

Gas Storage and Pipeline Development Update

Bluestone Pipeline & Gathering

$280 million

Phase 1 (including gathering) in-

Phase 2 in-service

Millennium Pipeline

First 2 line late 2012 Expands capacity 0.8 Bcf/d

Phase 1

Initial gathering

Phase 2

investment

initial

service mid-2012

late 2012

mainline expansion on- and 2013

by - 50% to

2011 Operating Earnings Variance

Operating Earnings*

($ millions, except EPS)

2010 2011 Change

Detroit Edison $ 438 $ 443 $ 5

MichCon 107 110 $ 3

Gas Storage and

Pipelines 51 57 $ 6

Unconventional Gas

Production (11) (6) $ 5

Power & Industrial Projects 85 38 $ (47)

Energy Trading 6 52 $ 46

Corporate & Other (69) (61) $ 8

DTE Energy $ 607 $ 633 $ 26

Operating EPS $ 3.60 $ 3.73 $ 0.13

Avg. Shares Outstanding 168.7 169.9

Drivers

Detroit Edison

Rate increase partially offset by increased maintenance activity

MichCon

Primarily cooler 2011 weather partially offset by lower midstream revenues

Non-Utility

Gas Storage & Pipelines driven by higher transportation revenues

Power & Industrial due to non-repeating 2010 earnings

Energy Trading due to improved economic performance

Corporate & Other

Primarily driven by lower interest expense in 2011

* Reconciliation to GAAP reported earnings included in the appendix

Barnett Shale Operating Metrics

Reserves (Bcfe)

555

201

354

YE2010

559

186

373

YE2011

Proved

Probable

(Unaudited)

Acreage Position (000s Acres)

70

16

54

YE2010

87

17

70

YE2010

Net Developed Acres

Net

Undeveloped Acres

Gross Producing Wells

194

YE2010

215

YE2011

Net Production (Bcfe)

4.8

YE2010

5.1

YE2011

2011 Results

21 new wells on-line, 2 in progress

Production of 5.1 Bcfe (54% liquids)

58% increase in oil sales volume year-over-year

Proved reserves (Mcfe basis): 50% liquids / 50% dry gas

Acquired 17 thousand acres, net

2012 Goals

Prudently manage Barnett assets and focus on developing liquids production

Pursue monetization opportunities

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play

Oil and NGLs* driving value

Revenue by product (%)

2010

2011

Oil 52%

NGL34% Gas14%

2012E

Proved reserves by product (%)

2009

2010

Oil 11%

NGL39%

Gas 50%

2011

Focus on maturing Marble Falls oil play

Wells confirming resource play

Vertical wells initial production up to 250 bbls oil per day plus liquids rich gas

Potential upside with horizontal wells

~65,000 net acre Marble Falls position

Well payback period of 6-24 months at current prices

Vertical well costs of $800k

– Attractive economics at current prices

* Natural gas liquids

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

($ millions)

$52

FY 2011 Operating Earnings*

($5)

Accounting

Adjustments**

$47

FY 2011 Economic Net Income

$16 $22

$6

FY 2010 Operating Accounting FY 2010

Earnings* Adjustments** Economic Net Income

* Reconciliation to GAAP reported earnings included in the appendix.

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs.

Economic net income equals economic gross margin*** minus O&M expenses and taxes.

DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.

Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

Energy Trading Operating

Earnings*

($ millions, after-tax)

YE 2011 YE 2010

Realized $71 $56

Unrealized 28 (2)

O&M / Other (47) (48)

$52 $6

Reconciliation of 2011 Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011 Net Income ($ millions)

Gas Power &

DTE Electric Gas Storage & Unc. Gas Indust. Energy Corporate

Energy Utility Utility Pipelines Prod. Projects Trading & Other

Reported Earnings $711 $434 $110 $57 ($6) $38 $52 $26

Michigan Corporate Income Tax

Adjustment (87) —————— (87)

Fermi 1 Asset Retirement Obligation 9 9 ————— -

Operating Earnings $633 $443 $110 $57 ($6) $38 $52 ($61)

2011 $EPS

Gas Power &

DTE Electric Gas Storage & Unc. Gas Indust. Energy Corporate

Energy Utility Utility Pipelines Prod. Projects Trading & Other

Reported Earnings $4.18 $2.55 $0.65 $0.34 ($0.04) $0.22 $0.31 $0.15

Michigan Corporate Income Tax

Adjustment (0.50) —————— (0.50)

Fermi 1 Asset Retirement Obligation 0.05 0.05 ————— -

Operating Earnings $3.73 $2.60 $0.65 $0.34 ($0.04) $0.22 $0.31 ($0.35)

Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010	Net Income ($ millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010	$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

33

Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2009		Net Income ($ millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

FY 2009		$EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

34

Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2008 — **Net Income ($ millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$ -

FY 2008 — **$EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$ -

35

Reconciliation of Other Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.